Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

7. Income Taxes

The Company utilizes the asset and liability method for accounting for income taxes in accordance with ASC Topic 740, Income Taxes ("Topic 740"). Under Topic 740, deferred tax assets and liabilities are determined based on the difference between their financial reporting and tax basis. The assets and liabilities are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company reduces its deferred tax assets by a valuation allowance if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In making this determination, the Company evaluates all available information including the Company's financial position and results of operations for the current and preceding years, as well as any available projected information for future years.

As of September 30, 2011, the Company had a valuation allowance in place for certain of its deferred tax assets due to the Company's accumulated loss position, and its uncertainty around the future profitability in certain of its tax jurisdictions. The valuation allowance primarily relates to deferred tax assets for available net operating loss carryforwards in the United States, the United Kingdom, Canada, Germany, Sweden, France and Australia. While the Company believes it has adequately provided for its income tax assets and liabilities in accordance with the FASB income tax guidance, it recognizes that adverse determinations by taxing authorities, or changes in tax laws and regulations could have a material adverse effect on its consolidated financial position, results of operations or cash flows.

For the three and nine months ended September 30, 2011, the provision for income taxes was $3,264 and $9,711, respectively, as compared with $4,318 and $11,504 for the three and nine months ended September 30, 2010, respectively. Our effective income tax rate for the nine months ended September 30, 2011 was 62.8% as compared with our effective rate for the nine months ended September 30, 2010 of (18.5)%. Our effective income tax rate is primarily impacted by income we earn in tax paying jurisdictions relative to income we earn in non-tax paying jurisdictions. The majority of income recognized for purposes of computing our effective tax rate is earned in countries where the statutory income tax rates range from 25% to 41%; however, permanent income adjustments recorded against pre-tax earnings may result in an effective tax rate that is higher or lower than the statutory tax rate in these jurisdictions. We generate losses in certain jurisdictions for which we receive no tax benefit as the deferred tax assets in these jurisdictions (including the net operating losses) are fully reserved in our valuation allowance. For this reason, we recognize minimal income tax expense or benefit in these jurisdictions, of which the most material jurisdictions are the United States, the United Kingdom and Australia. Due to these reserves, the geographic mix of our pre-tax earnings has a direct correlation with how high or low our annual effective tax rate is relative to consolidated earnings.

As of September 30, 2011, the Company had a gross unrecognized tax benefit of $9,108. The unrecognized tax benefit decreased by approximately $179 during the nine months ended September 30, 2011 as a result of foreign currency effects, statute expirations and ongoing changes in currently reserved positions. The Company's policy is to recognize interest and penalties related to income tax matters as income tax expense, which were immaterial for the nine months ended September 30, 2011 and 2010. The tax years 2000 through 2010 remain open to examination in a number of the major taxing jurisdictions to which the Company and its subsidiaries are subject.

As discussed in Note 1, the Company emerged from Chapter 11 bankruptcy protection on May 25, 2010. The Company's review of the potential impact of the overall plan of reorganization resulted in no material change in its tax position. In December 2010, as a result of the debt reorganization, the Company provided for the impairment of a portion of the deferred tax asset related to its German federal and trade loss carryforwards; however, the impaired amount was not deemed material to the overall financial statements.

9. Income Taxes

The components of domestic and foreign income (loss) before the provision for income taxes are as follows:

	Year Ended December 31
	2010	2009	2008
U.S.	$(75,616)	$(92,453)	$29,538
Foreign	20,796	(7,223)	959

Total	$(54,820)	$(99,676)	$30,497

The components of the income tax provision (benefit) are as follows:

	Year Ended December 31
	2010	2009	2008
Current:
U.S.	$1,088	$222	$1,286
Foreign	8,564	4,509	15,563

Total current	9,652	4,731	16,849
Deferred:
U.S.	—	—	—
Foreign	8,614	7,586	(12,948)

Total deferred	8,614	7,586	(12,948)

Total provision (benefit)	$18,266	$12,317	$3,901

The tax effect of temporary differences which give rise to deferred income tax assets and liabilities are as follows:

	2010	2009
Deferred tax assets arising from:
Net operating loss carryforwards	$100,974	$72,143
Intangible assets, net	12,293	15,830
Pension and other benefit accruals	10,994	10,725
Tax credits	1,711	1,581
Investments	9,572	31,358
Other allowances and accruals, net	16,329	30,520

Total	151,873	162,157
Deferred tax liabilities arising from:
Property and equipment, net	(37,139)	(38,729)
Intangible assets, net	(2,628)	(2,839)
Foreign Income Inclusions	(22,372)	(18,398)
Other allowances and accruals, net	(1,311)	—

Total	(63,450)	(59,966)
Valuation allowance	(96,042)	(106,100)

Net deferred tax liability	$(7,619)	$(3,909)

Deferred taxes are recorded as follows in the consolidated balance sheets (in millions):

	2010	2009
Current Deferred Tax Asset, Net.	$6,138	$7,690
Current Deferred Tax Liability, Net	(149)	(499)
Noncurrent Deferred Tax Asset, Net	14,898	5,047
Noncurrent Deferred Tax Liability, Net	(28,506)	(16,147)

Net Deferred Tax Liability	$(7,619)	$(3,909)

Compliance with Topic 740 requires the Company to periodically evaluate the necessity of establishing or adjusting a valuation allowance for deferred tax assets depending on whether it is more likely than not that a related tax benefit will be recognized in future periods. In making such determination, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent results of operations. Because of the accumulated loss position in certain tax jurisdictions at December 31, 2010 and December 31, 2009 and the uncertainty of profitability in future periods, the Company has recorded valuation allowances as shown above for all U. S. deferred tax assets and for certain foreign deferred tax assets primarily related to net operating loss carry-forwards in Australia, Canada, Germany, Sweden, the United Kingdom and France.

We emerged from Chapter 11 bankruptcy protection on May 25, 2010. Our review of the potential impact of the overall plan of reorganization resulted in no material change in our tax position. Our balance sheet as of December 2010 reflected a deferred tax asset related to our German federal and trade loss carry-forwards of approximately $2.7 million. As a general rule, federal and trade tax loss carry forwards are subject to forfeiture if more than 50% of the shares in the corporation are directly or indirectly transferred to a new shareholder. There is a restructuring exception to this general rule; however, effective December 2010, this exception has been suspended with retroactive effect. As of December 2010, we have impaired the portion of the deferred tax asset we believe to be subject to possible forfeiture.

For 2010, the Company recognized a provision for income taxes of $18,266 as compared with $12,317 for 2009. The Company recorded income tax expense for 2010, even though it had a consolidated pre-tax loss, principally due to (i) losses that were incurred domestically and in certain foreign jurisdictions for which no corresponding tax benefit was recognized as the net operating losses that were created for tax purposes in these jurisdictions were fully reserved for book purposes, (ii) the establishment of uncertain tax reserves for certain of our foreign historical tax positions including the $3.9 million impairment of a German deferred tax asset that we believe to be subject to possible forfeiture, based on a recent tax ruling with respect to available restructuring exemption and (iii) the disallowance of certain deductions for costs incurred as part of our reorganization. The Company recorded income tax expense for 2009, even though it had a consolidated pre-tax loss, principally due to (i) losses that were incurred domestically and in certain foreign jurisdictions for which no corresponding tax benefit was recognized as the net operating losses that were created for tax purposes in these jurisdictions were fully reserved for book purposes, (ii) goodwill impairment recorded domestically and in certain foreign jurisdictions for which no corresponding tax benefit was recognized and (iii) the establishment in 2009 of valuation allowances in Canada, China and the United Kingdom.

As of December 31, 2010, the Company has pre-tax net operating loss carry-forwards for U.S. federal income tax purposes of approximately $146,066 that expire on various dates from 2026 through 2030 and federal tax credits of approximately $193 that either expire on various dates or can be carried forward indefinitely. As of December 31, 2010, there was a valuation allowance recorded with respect to these balances in the amounts of $146,066 and $193, respectively. The Company has foreign federal net operating loss carry-forwards of approximately $132,204, the majority of which can be carried forward indefinitely, and federal and provincial tax credits of approximately $1,518 that begin to expire primarily in 2015 or are carried forward indefinitely. As of December 31, 2010, there were valuation allowances recorded with respect to these balances in the amounts of $105,119 and $1,518 respectively.

Undistributed earnings of the Company's foreign subsidiaries amounted to approximately $148,259 at December 31, 2010. Those earnings are considered to be indefinitely reinvested for continued use in foreign operations except for Argentina, Brazil and Mexico. Upon distribution of those earnings in the form of dividends or otherwise, the Company may be subject to both income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various jurisdictions. Determination of the amount of unrecognized deferred income tax liability or withholding taxes is not practicable because of the complexities associated with its hypothetical calculation; however, unrecognized foreign tax credit carry-forwards and net operating loss carry-forwards would be available to reduce some portion of the liability. Federal income taxes are provided on the portion of the income of foreign subsidiaries that is expected to be remitted to the United States and be taxable.

The Company adopted the uncertain tax provisions of Topic 740 on January 1, 2007 and, accordingly, recorded a cumulative effect increase of $3,323 to accumulated deficit, an increase of $627 to income taxes payable and an increase of $2,696 to other long-term liabilities for uncertain tax positions. On January 1, 2007, the Company had $4,126 in unrecognized tax benefits. As of the December 31, 2010, the gross amount of unrecognized tax benefits was approximately $9,287, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $8,947 would benefit the effective tax rate. As of December 31, 2009, the gross amount of unrecognized tax benefits was approximately $5,023, exclusive of interest and penalties. Of this balance, if we were to prevail on all unrecognized tax benefits recorded, approximately $4,737 would benefit the effective tax rate. The Company's unrecognized tax benefits increased approximately $4,264 and $200 during the years ended December 31, 2010 and 2009, respectively. During the next twelve months, we estimate $0.4 million of our gross unrecognized tax benefit will reverse due to expiration of statutes. Of this balance, approximately $0.4 million would benefit the effective tax rate. We regularly evaluate, assess and adjust the related liabilities in light of changing facts and circumstances, which could cause the effective tax rate to fluctuate from period to period.

The tax years 1999 through 2010 remain open to examination by the major taxing jurisdictions to which the Company and its subsidiaries are subject. There are currently no U.S. Federal or state audits or examinations underway. In May 2009, we concluded an audit relating to our German subsidiaries for tax years 1999 through 2002. No further adjustments not previously recorded were required in the year ended December 31, 2009 as a result of this settlement. In 2010, the German tax authorities initiated an audit of our German entities for the tax years 2004 through 2007. For certain of our German entities under audit, we reached an agreement with the tax authorities for issues identified as a result of this audit, and in September 2010, we accrued for any taxes due as a result of this agreement. For the remaining German entities being audited, the audit is still in the initial information gathering stages. In November 2010, we concluded an audit relating to our Canadian subsidiary for tax years 2005 through 2007, and established a reserve in December 2010 to account for the resolution of this audit. The Company believes that there are no jurisdictions in which the outcome of unresolved issues or claims is likely to be material to its results of operations, financial position or cash flows. The Company further believes that it has made adequate provision for all income tax uncertainties.

A reconciliation of the balances of the unrecognized tax benefits is as follows:

	2010	2009
Balance as of January 1	$5,023	$4,831
Gross decreases—tax positions in prior period due to settlements	(215)	(642)
Gross increases—tax positions in prior period-other	524	—
Gross decreases—related to lapse in statute of limitations	(565)	(206)
Gross increases—tax positions in current period	4,520	953
Currency effects	—	87

Balance at December 31	$9,287	$5,023

The Company's policy is to recognize interest and penalties related to income tax matters as income tax expense and accordingly, the Company recorded approximately $328 and $500 for interest and penalties during the years ended December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company recorded accrued interest and penalties related to uncertain tax positions of approximately $2,733 and $2,300, respectively.

The provision for income taxes differs from the amount computed by applying the U.S. statutory tax rate (35%) to income before income taxes, due to the following:

	Year Ended December 31
	2010	2009	2008
Book income (loss) at U.S. 35% statutory rate	$(19,187)	$(34,874)	$10,674
State income and other taxes due, net of federal benefit	1,710	955	465
Foreign tax rate differential	374	(7,137)	(336)
Dividends and other foreign income, net of foreign tax credits	7,975	721	3,813
Change in valuation allowance	(10,272)	24,418	(19,543)
Deferred gain on intercompany transaction	—	—	5,570
Tax rate changes	124	41	3,625
Tax credits and refunds	(424)	(714)	(451)
Goodwill	(2,825)	25,985	(2,778)
Change in tax reserves	4,606	1,125	(24)
Provision to return adjustments	29,408	(124)	—
Other, net	400	1,921	2,886
Financing costs	6,377	—	—

Total	$18,266	$12,317	$3,901